MUNIYIELD
                                                              NEW JERSEY
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                    STRATEGIC

                                                              Performance

                                                              Semi-Annual Report
                                                              May 31, 2000

                        MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

DEAR SHAREHOLDER

For the six-month period ended May 31, 2000, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.412 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.30%, based on a month-end net asset value of $13.05 per share. Over the same period, the total investment return on the Fund's Common Stock was -0.77%, based on a change in per share net asset value from $13.60 to $13.05, and assuming reinvestment of $0.408 per share income dividends.

For the six-month period ended May 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.96% for Series A and 3.27% for Series B.

The Municipal Market Environment

From November 1999 to mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates and the lowest unemployment rates since January 1970, no price measure indicator has shown any considerable signs of future price pressures at the consumer level. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 45 basis points (0.45%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and Government bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 30 basis points to close the period ended May 31, 2000 at 6.00%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 15 basis points to finish the six-month period ended May 31, 2000 at 6.20%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $205 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended May 31, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and proceeds from early bond redemptions in January and February and are expected to receive a similar amount in June and July, and despite the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last five months, tax-exempt mutual funds have had net redemptions of more than $11 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in June and perhaps August 2000, should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

As a result of significant volatility in the fixed-income market during the six-month period ended May 31, 2000, we turned our efforts toward reducing the Fund's sensitivity to interest rate fluctuations. We sought to insulate the Fund from some of the market volatility while still delivering an attractive and stable monthly dividend.

In order to do this, we kept our cash reserves to a minimum. By keeping the Fund fully invested, we had to take other necessary measures to achieve our investment goal. During recent months, we began restructuring the Fund by shortening the average portfolio maturity without significantly impacting the dividend stream. We reduced many of the Fund's more interest rate-sensitive holdings. Typically, these securities possess long maturity dates that were issued in a lower interest rate environment and, consequently, trade at steep discounts to their face value. The volatility inherent in this structure rendered it unsuitable for our investment strategy moving forward, and we reduced these holdings. We reinvested the proceeds from these sales in bonds that are less prone to interest rate volatility. By investing in bonds possessing maturities of 15 years-20 years, we may be able to avoid much of the volatility inherent in longer-dated bonds while still capturing approximately 90% of their yield.

New Jersey's finances remained healthy as vigorous economic growth contributed to solid increases in personal income and sales tax receipts. In addition, Governor Whitman proposed using a portion of the state's budget surplus to retire debt. This proposal, along with a prospective resolution of the state's long-term school financing quandary, would suggest that an improving credit outlook may well be warranted. During the six-month period ended May 31, 2000, long-term new-issue supply within the state actually rose almost 27%, compared to levels from a year ago and in contrast to the more than 26% decline evident throughout the country. This disparity is largely attributable to the $1.5 billion financing brought to market in April on behalf of the New Jersey Turnpike Authority.


                                     2 & 3

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Historical analysis of the municipal yield curve demonstrates this resiliency throughout a number of economic cycles. Furthermore, a portion of the recent adjustment in short-term interest rates is attributable to seasonal tax-related factors and, based on historical experience, should be regarded as temporary. Nonetheless, it is likely that the Fund's borrowing costs will remain under pressure while the Federal Reserve Board pursues its current monetary policy.

In Conclusion

We appreciate your interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/  Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 28, 2000

PROXY RESULTS

During the six-month period ended May 31, 2000, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was first considered at a shareholders' meeting on December 15, 1999, which was adjourned to January 20, 2000, at which time the proposal was approved. Proposals 2 and 3 were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted   Shares Voted
                                                                                  For            Against        Abstain
-------------------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of Reorganization between
      the Fund and MuniVest New Jersey Fund, Inc.                              4,827,859          117,512       175,074

-------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Withheld
                                                                                     For           From Voting
-------------------------------------------------------------------------------------------------------------------------
2.    To elect the Fund's Directors:   Terry K. Glenn                             8,415,817          170,203
                                       James H. Bodurtha                          8,424,059          161,961
                                       Herbert I. London                          8,420,730          165,290
                                       Roberta Cooper Ramo                        8,419,342          166,678
                                       Arthur Zeikel                              8,414,003          172,017

-------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted   Shares Voted
                                                                                  For            Against        Abstain
-------------------------------------------------------------------------------------------------------------------------
3.    To ratify the selection of Deloitte & Touche LLP as the Fund's
      independent auditors for the current fiscal year.                        8,470,094         48,966         66,960
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2000, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposal 1 was first considered at a shareholders' meeting on December 15, 1999, which was adjourned to January 20, 2000, at which time the proposal was approved. Proposals 2 and 3 were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted   Shares Voted
                                                                                 For            Against        Abstain
-------------------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of Reorganization between
      the Fund and MuniVest New Jersey Fund, Inc.                                2,314           20              66

-------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Withheld
                                                                                     For           From Voting
-------------------------------------------------------------------------------------------------------------------------
2.    To elect the Fund's Board of Directors: Terry K. Glenn, James H.
      Bodurtha, Herbert I. London, Joseph L. May, Andre F. Perold,
      Roberta Cooper Ramo and Arthur Zeikel as follows:

                                       Series A                                     1,463             26
                                       Series B                                       991             27

-------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted   Shares Voted
                                                                                  For            Against        Abstain
-------------------------------------------------------------------------------------------------------------------------
3.    To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                       Series A                                1,462             0                   27
                                       Series B                                  989             0                    2
-------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's   Face
STATE               Ratings    Ratings  Amount     Issue                                                            Value
===========================================================================================================================
New Jersey--91.1%   AAA        Aaa     $ 2,500     Camden County, New Jersey, Improvement Authority,
                                                   Lease Revenue Bonds (County Guaranteed), 6.15% due
                                                   10/01/2004 (d)(g)                                               $  2,641
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,000     Camden County, New Jersey, Municipal Utilities Authority,
                                                   Sewer Revenue Refunding Bonds, 5.20% due 7/15/2015 (b)               935
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       3,815     Cape May County, New Jersey, Industrial Pollution Control
                                                   Financing Authority Revenue Bonds (Atlantic City Electric
                                                   Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)          4,106
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,000     Carteret, New Jersey, Board of Education COP, Refunding,
                                                   4.75% due 4/15/2019 (d)                                              854
                    -------------------------------------------------------------------------------------------------------
                                                   East Orange, New Jersey, Board of Education, COP (c):
                    AAA        Aaa       1,425       5.32%** due 8/01/2017                                              505
                    AAA        Aaa       1,000       5.34%** due 8/01/2019                                              320
                    AAA        Aaa       2,845       5.202%** due 8/01/2026                                             566
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa         750     Essex County, New Jersey, Improvement Authority, Parking
                                                   Facility Revenue Refunding Bonds, 5% due 10/01/2022 (a)              655
                    -------------------------------------------------------------------------------------------------------
                                                   Gloucester County, New Jersey, Improvement Authority,
                                                   Solid Waste Resource Recovery Revenue Refunding Bonds
                                                   (Waste Management Inc. Project):
                    BBB        NR*       1,180       AMT, Series B, 7% due 12/01/2029                                 1,184
                    BBB        NR*       2,000       Series A, 6.85% due 12/01/2029                                   2,021
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       4,880     Hudson County, New Jersey, COP, Refunding (Correctional
                                                   Facilities), 6.60% due 12/01/2021 (d)                              5,072
                    -------------------------------------------------------------------------------------------------------
                    AAA        NR*      15,750     Hudson County, New Jersey, Improvement Authority,
                                                   Facility Lease Revenue Refunding Bonds (Hudson County
                                                   Lease Project), 5.375% due 10/01/2024 (b)                         14,592
                    -------------------------------------------------------------------------------------------------------
                    AA         Aa2       2,600     Jersey City, New Jersey, School, GO, 6.65% due
                                                   2/15/2002 (g)                                                      2,718
                    -------------------------------------------------------------------------------------------------------
                    AAA        NR*         835     Metuchen, New Jersey, School District, GO, 5.15% due
                                                   9/15/2019 (b)                                                        760
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,750     Middlesex County, New Jersey, COP, 4.85% due 6/15/2023 (d)         1,481
                    -------------------------------------------------------------------------------------------------------
                                                   Middlesex County, New Jersey, Improvement Authority,
                                                   Utility System Revenue Bonds (Perth Amboy Project),
                                                   Series B (a):
                    AAA        Aaa       2,350       5.86%** due 9/01/2023                                              571
                    AAA        Aaa         500       5.16%** due 9/01/2024                                              114
                    AAA        Aaa       1,000       5.16%** due 9/01/2025                                              215
                    AAA        Aaa       1,300       5.16%** due 9/01/2026                                              262
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa         890     New Jersey Casino Reinvestment Development Authority,
                                                   Parking Fee Revenue Bonds, Series A, 5.25% due
                                                   10/01/2016 (c)                                                       834
                    -------------------------------------------------------------------------------------------------------
                    NR*        Aa3       1,500     New Jersey EDA, Economic Development Revenue
                                                   Refunding Bonds (Burlington Coat Factory),
                                                   6.125% due 9/01/2010                                               1,537
                    -------------------------------------------------------------------------------------------------------
                    BBB-       NR*       1,500     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                                   Village), Series C, 5.50% due 1/01/2028                            1,135
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                                   (Fellowship Village), Series A:
                    BBB-       NR*       1,250       5.50% due 1/01/2018                                                998
                    BBB-       NR*       5,000       5.50% due 1/01/2025                                              3,807
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       8,900     New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                                   Bonds (NUI Corporation Project), Series A, 6.35% due
                                                   10/01/2022 (a)                                                     9,136
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,400     New Jersey EDA, Revenue Bonds (Educational Testing
                                                   Service), Series B, 6.25% due 5/15/2005 (d)(g)                     2,548
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey EDA, Revenue Bonds (Saint Barnabas Medical
                                                   Center Project), Series A (d):
                    NR*        Aaa       4,000       5.55%** due 7/01/2017                                            1,445
                    NR*        Aaa       5,435       5.47%** due 7/01/2018                                            1,837
                    NR*        Aaa       7,385       5.57%** due 7/01/2022                                            1,930
                    NR*        Aaa       1,000       5.18%** due 7/01/2023                                              245
                    NR*        Aaa       7,445       6.30%** due 7/01/2024                                            1,719
                    NR*        Aaa       8,350       5.20%** due 7/01/2025                                            1,810
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa      10,000     New Jersey EDA, Revenue Bonds (Transportation Project),
                                                   Sublease, Series A, 5.875% due 5/01/2015 (c)                      10,134
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,500     New Jersey EDA, Revenue Refunding Bonds (RWJ Health
                                                   Care Corporation), 6.50% due 7/01/2024 (c)                         2,603
                    -------------------------------------------------------------------------------------------------------
                    NR*        Aa3      15,250     New Jersey EDA, Solid Waste Disposal Facilities Revenue
                                                   Bonds (Garden State Paper Company), 7.125% due
                                                   4/01/2022                                                         15,928
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       3,200     New Jersey EDA, Water Facilities Revenue Bonds
                                                   (Middlesex Water Company Project), AMT, 5.35% due
                                                   2/01/2038                                                          2,807
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,800     New Jersey Health Care Facilities Financing Authority,
                                                   Health System Revenue Bonds (Catholic Health East),
                                                   Series E, 4.75% due 11/15/2029 (a)                                 2,244
                    -------------------------------------------------------------------------------------------------------
                    NR*        Baa1      4,200     New Jersey Health Care Facilities Financing Authority
                                                   Revenue Bonds (Southern Ocean County Hospital),
                                                   Series A, 6.25% due 7/01/2023                                      3,601
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey Health Care Facilities Financing Authority,
                                                   Revenue Refunding Bonds:
                    A-         A3        6,060       (Atlantic City Medical Center), Series C, 6.80% due
                                                     7/01/2011                                                        6,275
                    BBB        NR*       2,000       (Christian Health Care Center), Series A, 5.25% due
                                                     7/01/2013                                                        1,665
                    AAA        Aaa       3,000       (Hackensack University Medical Center), Series B,
                                                     5.20% due 1/01/2028 (d)                                          2,631
                    BBB+       NR*       5,500       (Holy Name Hospital), 6% due 7/01/2025                           4,592
                    AAA        NR*       2,845       (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)           3,052
                    AAA        Aaa       2,155       (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)(g)        2,297
                    AAA        Aaa       2,500       (Meridian Health System Obligation Group), 5.25% due
                                                     7/01/2019 (c)                                                    2,278
                    AAA        Aaa       2,500       (Meridian Health System Obligation Group), 5.375% due
                                                     7/01/2024 (c)                                                    2,281
                    AAA        Aaa       2,945       (Meridian Health System Obligation Group), 5.25% due
                                                     7/01/2029 (c)                                                    2,595
                    AAA        Aaa       1,000       (Monmouth Medical Center), Series C, 6.25% due
                                                     7/01/2004 (c)(g)                                                 1,056
                    AAA        Aaa       2,000       (Saint Barnabas Health Center), Series B, 4.75% due
                                                     7/01/2028 (d)                                                    1,611
                    AAA        Aaa       1,700       (Saint Barnabas Hospital), Series B, 5.035%** due
                                                     7/01/2018 (d)                                                      565
                    AAA        Aaa       1,970       (Saint Barnabas Hospital), Series B, 5.044%** due
                                                     7/01/2020 (d)                                                      573
                    AAA        Aaa       2,365       (Saint Barnabas Hospital), Series B, 5.044%** due
                                                     7/01/2021 (d)                                                      645
                    AAA        Aaa       5,500       (Saint Barnabas Hospital), Series B, 5.05%** due
                                                     7/01/2023 (d)                                                    1,320
                    BBB-       Baa3      2,450       (Saint Elizabeth Hospital Obligation Group), 6% due
                                                     7/01/2020                                                        2,047
                    BBB-       Baa3      2,075       (Saint Elizabeth Hospital Obligation Group), 6% due
                                                     7/01/2027                                                        1,684
                    AAA        Aaa       2,300       (Virtua Health Issue), 4.75% due 7/01/2018 (c)                   1,958
                    -------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
M/F   Multi-Family
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


                                     6 & 7

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's   Face
STATE               Ratings    Ratings  Amount     Issue                                                            Value
===========================================================================================================================
New Jersey                                         New Jersey Sports and Exposition Authority, Convention
(concluded)                                        Center, Luxury Tax Revenue Refunding Bonds (d):
                    AAA        Aaa     $ 4,325       5% due 9/01/2015                                              $  3,961
                    AAA        Aaa       2,205       5% due 9/01/2019                                                 1,948
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey State Educational Facilities Authority, Higher
                                                   Educational Revenue Bonds (Saint Peters College), Series B (g):
                    BBB        Baa3      3,355       6.80% due 7/01/2002                                              3,531
                    BBB        Baa3      3,600       6.85% due 7/01/2002                                              3,792
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey State Educational Facilities Authority, Revenue
                                                   Refunding Bonds:
                    AA+        Aaa       1,000       (Institute for Advanced Study), Series F, 5% due 7/01/2018         895
                    AAA        Aaa       2,225       (Ramapo College), Series G, 4.625% due 7/01/2022 (a)             1,823
                    AAA        Aaa       1,740       (Seton Hall University Project), 5.25% due 7/01/2013 (a)         1,679
                    A          A3        6,030       (Stevens Institute of Technology), Series A, 6.80% due
                                                     7/01/2002 (g)                                                    6,347
                    -------------------------------------------------------------------------------------------------------
                    AA+        Aa1       2,105     New Jersey State, GO, AMT, 7.05% due 7/15/2015 (g)                 2,303
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa      15,350     New Jersey State Higher Education Assistance Authority,
                                                   Student Loan Revenue Bonds, AMT, Series A, 5.30% due
                                                   6/01/2017 (a)                                                     14,162
                    -------------------------------------------------------------------------------------------------------
                                                   New Jersey State Housing and Mortgage Finance Agency,
                                                   Home Buyer Revenue Bonds, AMT (d):
                    AAA        Aaa       6,340       Series M, 7% due 10/01/2026                                      6,622
                    AAA        Aaa       3,335       Series U, 5.60% due 10/01/2012                                   3,299
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       2,000     New Jersey State Housing and Mortgage Finance Agency,
                                                   M/F Housing Revenue Refunding Bonds, Series A, 6.05%
                                                   due 11/01/2020 (a)                                                 1,961
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       7,150     New Jersey State Transit Corporation, COP, 6.50% due
                                                   10/01/2016 (c)                                                     7,576
                    -------------------------------------------------------------------------------------------------------
                    AA-        Aa2       3,500     New Jersey State Transportation Trust Fund Authority Revenue
                                                   Bonds (Transportation System), Series A, 5.125% due
                                                   6/15/2015                                                          3,248
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       4,710     New Jersey State Transportation Trust Fund Authority,
                                                   Transportation System Revenue Bonds, Series A, 5% due
                                                   6/15/2018 (c)                                                      4,200
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       5,000     New Jersey State Turnpike Authority, Turnpike Revenue
                                                   Refunding Bonds, Series A, 5.75% due 1/01/2019 (d)                 4,944
                    -------------------------------------------------------------------------------------------------------
                    NR*        Aa        1,865     New Jersey Wastewater Treatment Trust Revenue Bonds,
                                                   Series A, 6.50% due 4/01/2004 (g)                                  1,983
                    -------------------------------------------------------------------------------------------------------
                                                   North Brunswick Township, New Jersey, GO:
                    NR*        A1        1,190       6.50% due 5/15/2012                                              1,241
                    NR*        A1        1,400       6.50% due 5/15/2013                                              1,460
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,000     Passaic Valley, New Jersey, Sewer Commissioner's Revenue
                                                   Refunding Bonds (Sewer System), Series D, 5.875% due
                                                   12/01/2022 (a)                                                       997
                    -------------------------------------------------------------------------------------------------------
                                                   Port Authority of New York and New Jersey, Consolidated
                                                   Revenue Bonds:
                    AA-        A1        5,000       93rd Series, 6.125% due 6/01/2094                                5,137
                    AAA        Aaa       2,300       104th Series, 4.75% due 1/15/2026 (a)                            1,890
                    -------------------------------------------------------------------------------------------------------
                    NR*        Aaa       4,325     Port Authority of New York and New Jersey, RITR, AMT,
                                                   108th Series, 6.835% due 1/15/2017 (c)(e)                          4,292
                    -------------------------------------------------------------------------------------------------------
                    A1+        VMIG1+    2,600     Port Authority of New York and New Jersey, Special
                                                   Obligation Revenue Refunding Bonds (Versatile Structure
                                                   Obligation), VRDN, Series 5, 4.40% due 8/01/2024 (f)               2,600
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       1,160     Rancocas Valley, New Jersey, Regional High School District,
                                                   GO, 5.30% due 2/01/2025 (b)                                        1,060
                    -------------------------------------------------------------------------------------------------------
                    AA         A1        1,000     Rutgers State University, New Jersey, Revenue Refunding
                                                   Bonds (State University of New Jersey), Series A, 6.50%
                                                   due 5/01/2018                                                      1,031
                    -------------------------------------------------------------------------------------------------------
                    AAA        Aaa       8,750     South Jersey Transportation Authority, New Jersey,
                                                   Transportation System Revenue Refunding Bonds, 5%
                                                   due 11/01/2029 (a)                                                 7,494
                    -------------------------------------------------------------------------------------------------------
                                                   Union County, New Jersey, Utilities Authority, Senior
                                                   Lease Revenue Refunding Bonds (Ogden Martin System of
                                                   Union), AMT, Series A (a):
                    AAA        Aaa       1,585       5.375% due 6/01/2017                                             1,479
                    AAA        Aaa       1,675       5.375% due 6/01/2018                                             1,550
                    AAA        Aaa       1,760       5.375% due 6/01/2019                                             1,619
                    -------------------------------------------------------------------------------------------------------
                                                   West Windsor--Plainsboro, New Jersey, Regional School
                                                   District, GO, Refunding (b):
                    AAA        Aaa       2,500       4.75% due 9/15/2020                                              2,120
                    AAA        Aaa       2,500       4.75% due 9/15/2021                                              2,106
                    AAA        Aaa       2,500       4.75% due 9/15/2024                                              2,078
===========================================================================================================================
New York--0.9%      AAA        Aaa       2,500     Port Authority of New York and New Jersey, Special
                                                   Obligation Revenue Bonds (JFK International Air Terminal
                                                   Project), AMT, Series 6, 5.75% due 12/01/2022 (d)                  2,400
===========================================================================================================================
Pennsylvania--2.8%                                 Delaware River Port Authority of Pennsylvania and New
                                                   Jersey Revenue Bonds (c):
                    AAA        Aaa       2,500       6% due 1/01/2018                                                 2,538
                    AAA        Aaa       5,360       6% due 1/01/2019                                                 5,426
===========================================================================================================================
Puerto Rico--1.8%   AAA        Aaa       6,000     Puerto Rico Public Buildings Authority Revenue Bonds
                                                   (Government Facilities), Series B, 5% due 7/01/2027 (a)            5,205
===========================================================================================================================
                    Total Investments (Cost--$280,761)--96.6%                                                       272,992
                    Other Assets Less Liabilities--3.4%                                                               9,655
                                                                                                                   --------
                    Net Assets--100.0%                                                                             $282,647
                                                                                                                   ========
===========================================================================================================================

                  (a)   AMBAC Insured.
                  (b)   FGIC Insured.
                  (c)   FSA Insured.
                  (d)   MBIA Insured.
                  (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
                  (f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
                  (g)   Prerefunded.
                  *     Not Rated.
                  ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
                  +     Highest short-term rating by Moody's Investors Service,
                        Inc.

                        See Notes to Financial Statements.


                                     8 & 9

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of May 31, 2000
==========================================================================================================================
Assets:       Investments, at value (identified cost--$280,760,884) ....................                      $272,991,811
              Cash .....................................................................                            20,976
              Receivables:
                 Securities sold .......................................................    $  5,356,215
                 Interest ..............................................................       4,917,845        10,274,060
                                                                                            ------------
              Prepaid expenses and other assets ........................................                            41,007
                                                                                                              ------------
              Total assets .............................................................                       283,327,854
                                                                                                              ------------
==========================================================================================================================
Liabilities:  Payables:
                 Dividends to shareholders .............................................         247,748
                 Reorganization costs ..................................................         147,004
                 Investment adviser ....................................................          91,386           486,138
                                                                                            ------------
              Accrued expenses and other liabilities ...................................                           194,513
                                                                                                              ------------
              Total liabilities ........................................................                           680,651
                                                                                                              ------------
==========================================================================================================================
Net Assets:   Net assets ...............................................................                      $282,647,203
                                                                                                              ============
==========================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (3,900 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ...                      $ 97,500,000
                 Common Stock, par value $.10 per share (14,182,113 shares issued
                 and outstanding) ......................................................    $  1,418,211
              Paid-in capital in excess of par .........................................     204,325,735
              Undistributed investment income--net .....................................       1,249,573
              Accumulated realized capital losses on investments--net ..................     (10,893,973)
              Accumulated distributions in excess of realized capital gains on
                 investments ...........................................................      (3,183,270)
              Unrealized depreciation on investments--net ..............................      (7,769,073)
                                                                                            ------------
              Total--Equivalent to $13.05 net asset value per share of Common
                 Stock (market price--$12.0625) ........................................                       185,147,203
                                                                                                              ------------
              Total capital ............................................................                      $282,647,203
                                                                                                              ============
==========================================================================================================================

             *     Auction Market Preferred Stock.

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                          For the Six Months Ended May 31, 2000
==========================================================================================================================
Investment Income:        Interest and amortization of premium and discount earned .....                      $  7,461,991
==========================================================================================================================
Expenses:                 Investment advisory fees .....................................    $ 615,117
                          Reorganization expenses ......................................      321,916
                          Commission fees ..............................................      105,227
                          Professional fees ............................................       40,383
                          Transfer agent fees ..........................................       34,708
                          Accounting services ..........................................       29,354
                          Printing and shareholder reports .............................       21,142
                          Listing fees .................................................       10,971
                          Custodian fees ...............................................       10,794
                          Directors' fees and expenses .................................        9,795
                          Pricing fees .................................................        5,441
                          Other ........................................................       10,753
                                                                                            ---------
                          Total expenses ...............................................                         1,215,601
                                                                                                              ------------
                          Investment income--net .......................................                         6,246,390
                                                                                                              ------------
==========================================================================================================================
Realized & Unrealized     Realized loss on investments--net ...............................................     (6,425,139)
Gain (Loss) on            Change in unrealized appreciation/depreciation on
Investments--Net:           investments--net ..............................................................      2,039,378
                                                                                                              ------------
                          Net Increase in Net Assets Resulting from Operations ............................   $  1,860,629
                                                                                                              ============
==========================================================================================================================

                          See Notes to Financial Statements.


                                    10 & 11

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the          For the
                                                                                                 Six Months       Year Ended
                                                                                                Ended May 31,    November 30,
                     Increase (Decrease) in Net Assets:                                             2000              1999
=============================================================================================================================
Operations:          Investment income--net ................................................   $   6,246,390    $   9,663,671
                     Realized loss on investments--net .....................................      (6,425,139)      (1,543,155)
                     Change in unrealized appreciation/depreciation on investments--net ....       2,039,378      (16,500,165)
                                                                                               -------------    -------------
                     Net increase (decrease) in net assets resulting from operations .......       1,860,629       (8,379,649)
                                                                                               -------------    -------------
=============================================================================================================================
Dividends &          Investment income--net:
Distributions to        Common Stock .......................................................      (4,704,691)      (7,926,649)
Shareholders:           Preferred Stock ....................................................      (1,576,248)      (1,687,968)
                     Realized gain on investments--net:
                        Preferred Stock ....................................................              --               --
                     In excess of realized gain on investments--net:
                        Common Stock .......................................................              --       (2,790,654)
                        Preferred Stock ....................................................              --         (392,616)
                                                                                               -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                        to shareholders ....................................................      (6,280,939)     (12,797,887)
                                                                                               -------------    -------------
=============================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock resulting from reorganization ..      65,807,130               --
Transactions:        Proceeds from issuance of Preferred Stock resulting from reorganization      37,500,000               --
                     Value of shares issued to Common Stock shareholders in reinvestment of
                        dividends and distributions ........................................              --        1,678,698
                                                                                               -------------    -------------
                     Net increase in net assets derived from capital stock transactions ....     103,307,130        1,678,698
                                                                                               -------------    -------------
=============================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...............................      98,886,820      (19,498,838)
                     Beginning of period ...................................................     183,760,383      203,259,221
                                                                                               -------------    -------------
                     End of period* ........................................................   $ 282,647,203    $ 183,760,383
                                                                                               =============    =============
=============================================================================================================================
                   * Undistributed investment income--net ..................................   $   1,249,573    $   1,284,122
                                                                                               =============    =============
=============================================================================================================================

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived     For the
                     from information provided in the financial statements.       Six Months
                                                                                 Ended May 31,
                     Increase (Decrease) in Net Asset Value: ..................      2000
==============================================================================================
Per Share            Net asset value, beginning of period .....................   $   13.60
Operating                                                                         ---------
Performance:         Investment income--net ...................................         .49
                     Realized and unrealized gain (loss) on investments--net ..        (.50)
                                                                                  ---------
                     Total from investment operations .........................        (.01)
                                                                                  ---------
                     Less dividends and distributions to Common Stock
                        shareholders:
                        Investment income--net ................................        (.41)
                        In excess of realized gain on investments--net ........          --
                                                                                  ---------
                     Total dividends and distributions to Common Stock
                        shareholders ..........................................        (.41)
                                                                                  ---------
                     Effect of Preferred Stock activity:++++
                        Dividends and distributions to Preferred Stock
                          shareholders:
                          Investment income--net ..............................        (.13)
                          In excess of realized gain on investments--net ......          --
                                                                                  ---------
                     Total effect of Preferred Stock activity .................        (.13)
                                                                                  ---------
                     Net asset value, end of period ...........................   $   13.05
                                                                                  =========
                     Market price per share, end of period ....................   $ 12.0625
                                                                                  =========
===========================================================================================
Total Investment     Based on market price per share ..........................        1.83%++
Return:**                                                                         =========
                     Based on net asset value per share .......................        (.77%)++
                                                                                  =========
===========================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses*** .....        1.10%*
Average Net Assets                                                                =========
Of Common Stock:     Total expenses** .........................................        1.28%*
                                                                                  =========
                     Total investment income--net** ...........................        7.87%*
                                                                                  =========
                     Amount of dividends to Preferred Stock shareholders ......        1.93%*
                                                                                  =========
                     Investment income--net, to Common Stock shareholders .....        5.94%*
                                                                                  =========
===========================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses ........         .72%*
Total Average Net                                                                 =========
Assets:***+          Total expenses ...........................................         .84%*
                                                                                  =========
                     Total investment income--net .............................        5.20%*
                                                                                  =========
===========================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ................        3.76%*
Average Net Assets                                                                =========
Of Preferred Stock:
===========================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                     (in thousands)                                               $ 185,147
                                                                                  =========
                     Preferred Stock outstanding, end of period (in thousands)    $  97,500
                                                                                  =========
                     Portfolio turnover .......................................       28.47%
                                                                                  =========
===========================================================================================
Leverage:            Asset coverage per $1,000 ................................   $   2,899
                                                                                  =========
===========================================================================================
Dividends Per Share  Series A--Investment income--net .........................   $     496
On Preferred Stock                                                                =========
Outstanding:         Series B--Investment income--net .........................   $     257
                                                                                  =========
===========================================================================================

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.              For the Year Ended November 30,
                                                                                ----------------------------------------------
                     Increase (Decrease) in Net Asset Value: ..................    1999         1998        1997        1996
==============================================================================================================================
Per Share            Net asset value, beginning of period ..................... $   15.93    $   15.51   $   15.46   $   15.56
Operating                                                                       ---------    ---------   ---------   ---------
Performance:         Investment income--net ...................................      1.06         1.13        1.14        1.14
                     Realized and unrealized gain (loss) on investments--net ..     (1.98)         .42         .05        (.10)
                                                                                ---------    ---------   ---------   ---------
                     Total from investment operations .........................      (.92)        1.55        1.19        1.04
                                                                                ---------    ---------   ---------   ---------
                     Less dividends and distributions to Common Stock
                        shareholders:
                        Investment income--net ................................      (.87)        (.89)       (.91)       (.91)
                        In excess of realized gain on investments--net ........      (.31)          --          --          --
                                                                                ---------    ---------   ---------   ---------
                     Total dividends and distributions to Common Stock
                        shareholders ..........................................     (1.18)        (.89)       (.91)       (.91)
                                                                                ---------    ---------   ---------   ---------
                     Effect of Preferred Stock activity:++++
                        Dividends and distributions to Preferred Stock
                          shareholders:
                          Investment income--net ..............................      (.19)        (.21)       (.23)       (.23)
                          In excess of realized gain on investments--net ......      (.04)        (.03)         --          --
                                                                                ---------    ---------   ---------   ---------
                     Total effect of Preferred Stock activity .................      (.23)        (.24)       (.23)       (.23)
                                                                                ---------    ---------   ---------   ---------
                     Net asset value, end of period ........................... $   13.60    $   15.93   $   15.51   $   15.46
                                                                                =========    =========   =========   =========
                     Market price per share, end of period .................... $   12.25    $   16.75   $ 15.5625   $   14.50
                                                                                =========    =========   =========   =========
==============================================================================================================================
Total Investment     Based on market price per share ..........................    (20.75%)      13.89%      13.96%      12.34%
Return:**                                                                       =========    =========   =========   =========
                     Based on net asset value per share .......................     (7.48%)       8.68%       6.52%       5.84%
                                                                                =========    =========   =========   =========
==============================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses*** .....      1.05%        1.02%       1.04%       1.04%
Average Net Assets                                                              =========    =========   =========   =========
Of Common Stock:     Total expenses** .........................................      1.05%        1.02%       1.04%       1.04%
                                                                                =========    =========   =========   =========
                     Total investment income--net** ...........................      7.16%        7.24%       7.48%       7.41%
                                                                                =========    =========   =========   =========
                     Amount of dividends to Preferred Stock shareholders ......      1.25%        1.37%       1.50%       1.48%
                                                                                =========    =========   =========   =========
                     Investment income--net, to Common Stock shareholders .....      5.91%        5.87%       5.98%       5.93%
                                                                                =========    =========   =========   =========
==============================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses ........       .73%         .71%        .72%        .72%
Total Average Net                                                               =========    =========   =========   =========
Assets:***+          Total expenses ...........................................       .73%         .71%        .72%        .72%
                                                                                =========    =========   =========   =========
                     Total investment income--net .............................      4.95%        5.03%       5.14%       5.18%
                                                                                =========    =========   =========   =========
==============================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ................      2.81%        3.19%       3.35%       3.35%
Average Net Assets                                                              =========    =========   =========   =========
Of Preferred Stock:
==============================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                     (in thousands)                                             $ 123,760    $ 143,259   $ 137,633   $ 136,483
                                                                                =========    =========   =========   =========
                     Preferred Stock outstanding, end of period (in thousands)  $  60,000    $  60,000   $  60,000   $  60,000
                                                                                =========    =========   =========   =========
                     Portfolio turnover .......................................     57.94%       46.83%      30.50%      49.76%
                                                                                =========    =========   =========   =========
==============================================================================================================================
Leverage:            Asset coverage per $1,000 ................................ $   3,063    $   3,388   $   3,294   $   3,275
                                                                                =========    =========   =========   =========
==============================================================================================================================
Dividends Per Share  Series A--Investment income--net ......................... $     703    $     798   $     838   $     837
On Preferred Stock                                                              =========    =========   =========   =========
Outstanding:         Series B--Investment income--net .........................        --           --          --          --
                                                                                =========    =========   =========   =========
==============================================================================================================================

                     *  Annualized.
                    **  Total investment returns based on market value, which
                        can be significantly greater or lesser than the net
                        asset value, may result in substantially different
                        returns. Total investment returns exclude the effects of
                        sales charges.
                   ***  Do not reflect the effect of dividends to Preferred
                        Stock shareholders.
                  +     Includes Common and Preferred Stock average net assets.
                  ++    Aggregate total investment return.
                  ++++  The Fund's Preferred Stock was issued on November 30,
                        1992 for Series A and on February 7, 2000 for Series B.

                        See Notes to Financial Statements.


                                    12 & 13

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000 were $77,892,768 and $66,574,723, respectively.

Net realized losses for the six months ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                     Losses           Losses
--------------------------------------------------------------------------------
Long-term investments .......................      $(5,849,049)    $(7,769,073)
Financial futures contracts .................         (576,090)             --
                                                   -----------     -----------
Total .......................................      $(6,425,139)    $(7,769,073)
                                                   ===========     ===========
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $7,769,073, of which $4,730,109 related to appreciated securities and $12,499,182 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $280,760,884.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 2000 increased by 5,081,330 as a result of issuance of Common Stock from reorganization. Shares issued and outstanding during the year ended November 30, 1999 increased by 106,361, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2000 were as follows: Series A, 3.18% and Series B, 3.50%.

Shares issued and outstanding during the six months ended May 31, 2000 increased by 1,500 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended November 30, 1999 remained constant.


                                    14 & 15

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $54,242 as commissions.

5. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $1,860,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070536 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

7. Reorganization Plan:

On February 7, 2000, the Fund acquired all of the net assets of MuniVest New Jersey Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,519,681 Common Stock shares and 1,500 AMPS shares of MuniVest New Jersey Fund, Inc. for 5,081,330 Common Stock shares and 1,500 AMPS shares of the Fund. MuniVest New Jersey Fund, Inc.'s net assets on that date of $103,307,130, including $7,177,939 of unrealized depreciation and $4,410,040 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $281,169,154.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    16 & 17

                                   MuniYield New Jersey Fund, Inc., May 31, 2000

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .........................................................       67.6%
AA/Aa ...........................................................       11.3
A/A .............................................................        6.1
BBB/Baa .........................................................       10.7
Other+ ..........................................................        0.9
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniYield New Jersey Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ


                                    18 & 19

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16381--5/00

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